EXECUTION COPY

Exhibit 10.2(C)

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

Assignment, Assumption and Recognition Agreement (the “Agreement”), dated May 30, 2008, is among Bank of America, National Association, a national banking association (“Assignor”), Banc of America Funding Corporation, a Delaware corporation (“BAFC”), U.S. Bank National Association, a national banking association, not in its individual capacity, but solely as trustee of the Banc of America Funding 2008-1 Trust (“Assignee”), Wells Fargo Bank, N.A., a national banking association (“Wells Fargo Bank”), as servicer, and acknowledged by LaSalle Bank National Association, as master servicer of the Banc of America Funding 2008-1 Trust.

WHEREAS, pursuant to that certain Flow Servicing Rights Purchase and Sale Agreement, dated as of July 1, 2006 (the “BANA Purchase Agreement”), by and between the Assignor and Wells Fargo Bank, the Assignor has sold, and Wells Fargo Bank has purchased, the servicing rights related to certain of the mortgage loans (the “BANA Purchase Agreement Mortgage Loans”) listed on Exhibit A hereto;

WHEREAS, Wells Fargo Bank has agreed to service the Mortgage Loans in accordance with that certain Servicing Agreement, dated as of July 1, 2006, as amended by that certain Amendment No. 1, dated as of June 1, 2007 (together, the “Servicing Agreement”), both by and between the Assignor and Wells Fargo Bank (attached hereto in Appendix I);

WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

WHEREAS, on the date hereof, LaSalle Bank National Association, as a master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”), is entering into a Pooling and Servicing Agreement, dated the date hereof (the “Pooling Agreement”), among BAFC, the Master Servicer, the Securities Administrator and the Assignee, pursuant to which the Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans.

For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Servicing Agreement (other than the rights of the Assignor to indemnification thereunder).

The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Servicing Agreement other than the Mortgage Loans.

2.           The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

a.           The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

b.           The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Wells Fargo Bank with respect to the Purchase Agreement, the Servicing Agreement or the Mortgage Loans;

c.           The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement, the Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Servicing Agreement.  The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase Agreement, the Servicing Agreement or the Mortgage Loans; and

d.           Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the “33 Act”) or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

3.           From and after the date hereof, Wells Fargo Bank shall note the transfer of the Mortgage Loans to the Assignee in its books and records, and Wells Fargo Bank shall recognize the Assignee as the owner of the Mortgage Loans.  Notwithstanding anything to the contrary contained in Section 9.01 of the Servicing Agreement, Wells Fargo Bank shall service the Mortgage Loans pursuant to the Servicing Agreement as modified by Section 6 of this Agreement, for the benefit of the Assignee.  Wells Fargo Bank acknowledges that a REMIC election will be made with respect to the Mortgage Loans and that the Master Servicer, pursuant to the Pooling Agreement, will monitor the servicing of the Mortgage Loans on behalf of the Assignee pursuant to the terms and conditions of the Servicing Agreement. The Master Servicer shall be authorized to enforce directly against Wells Fargo Bank any of the obligations of Wells

Fargo Bank to the Assignor or its assignees provided for in the Servicing Agreement, other than the indemnification obligations of Wells Fargo Bank to the Assignor only.

4.           Wells Fargo Bank hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of Wells Fargo Bank in Section 3.01 of the Servicing Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the Mortgage Loans in accordance with the terms of the Servicing Agreement, and (iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans.

5.           Wells Fargo Bank hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee (MERS ID #1001065), as trustee of the Trust created pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

6.           Wells Fargo Bank, BAFC and the Assignee hereby agree to the following modifications to the Servicing Agreement with respect to the Mortgage Loans:

a.	Article I. The following definition of “Capitalization Reimbursement Amount” is hereby added:

“Capitalization Reimbursement Amount: As defined in Section 4.01.”

b.	Article I. Article I is hereby modified by deleting the definition of “Principal Prepayment Period” and replacing it with the following:

“The calendar month preceding the month in which the related Remittance Date occurs.”

c.	Article I. The definition of “Servicing Advances” is hereby modified by adding the following after subsection (d):

“and (e) reasonable costs of any third party credit counseling provided on behalf of a Mortgagor.”

d.	Section 4.01. Section 4.01 is hereby modified by deleting the second sentence of the second paragraph and adding the following language at the end of such second paragraph:

“If, in connection with any modification, a Mortgage Loan has been modified to increase its principal balance by the amount of any Monthly Advances or any Servicing Advances previously made by the Servicer on behalf of the related Mortgagor (any such amount, a “Capitalization Reimbursement Amount”), the

Servicer may be reimbursed for such Capitalization Reimbursement Amount as provided in Section 4.05.”

e.	Section 4.03. Section 4.03 is hereby modified to read as follows:

“Continuously from the respective Cut-off Date until the principal and interest on all Mortgage Loans are paid in full or the Mortgage Loans have been fully liquidated (with respect to Mortgage Loans that remain subject to this Agreement pursuant to Section 9.01 hereof), in accordance with this Agreement and Accepted Servicing Practices, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.”

f.	Section 4.05. Section 4.05(b) is hereby modified by adding the following language after the words “Monthly Advances” in the first line:

“(excluding Capitalization Reimbursement Amounts)”

g.	Section 4.05. Section 4.05(c) is hereby modified by adding the following language after the words “Servicing Advances” in the first line:

“(excluding Capitalization Reimbursement Amounts)”

h.	Section 4.05. Section 4.05 is hereby modified by adding the following subsection after subsection (i):

“(j) to reimburse itself for any unreimbursed Capitalization Reimbursement Amounts solely from principal remitted on the related Remittance Date or any subsequent Remittance Date until fully reimbursed, it being understood that, in the case of any such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Purchaser;”

i.	Section 4.08. Section 4.08 is hereby modified by deleting the last sentence of this Section.

j.	Section 4.10. Section 4.10 is hereby modified by:

(1) deleting the third paragraph in its entirety and replacing it with the following:

“If a Mortgage is secured by a unit in a condominium project, the Servicer shall use reasonable efforts to verify that the insurance coverage required of the owner’s association, including hazard, flood, liability and fidelity coverage, is being maintained in accordance with Fannie Mae or Freddie Mac requirements.  In the event that the Servicer becomes aware that any such required coverage is no longer being maintained, the Servicer shall take immediate steps to order lender-placed insurance coverage to protect the collateral in an amount equal to the unpaid principal balance or, with respect to the peril of flood, the lesser of (a) the unpaid principal balance or (b) the amount of flood insurance coverage available for an individual condominium unit under the National Flood Insurance Program.” and

(2) deleting the following language from the fourth paragraph:

“and if the Mortgagor does not obtain such coverage, the Servicer shall immediately force place the required coverage on the Mortgagor’s behalf.”

k.	Section 4.13. Section 4.13 is hereby deleted in its entirety and replaced with the following:

“The Servicer or its agent shall inspect the Mortgaged Property as often as is reasonably deemed necessary by the Servicer in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer, to assure itself that the value of the Mortgaged Property is being preserved.  The Servicer shall keep a record of each such inspection and, upon request, shall provide the Purchaser with an electronic report of each such inspection.”

l.	Section 4.15. Section 4.15 is hereby modified by

inserting the words “or other applicable law” after “et seq” at the end of the second sentence of the first paragraph.

m.	Section 4.15. Section 4.15 is hereby modified by adding the following language to the end of the second paragraph therein:

“In the event that a Mortgage Loan is subject to pool insurance or becomes subject to pool insurance and either of the Servicer or the Securities Administrator have been notified of such coverage, the party so notified shall give prompt notice to the other party regarding such policy, and the Servicer agrees to (i) prepare and present claims to the related insurer and to take such other actions as shall be necessary in accordance with Accepted Servicing Practices to permit recovery under any such insurance policies, and (ii) cooperate with LaSalle as Securities Administrator in connection with any such actions and the filing and payment of any such claims.  Pursuant to Section 4.04, any amounts collected by the Servicer under any pool insurance policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05. In the event that the Servicer is not notified of existing or subsequently acquired pool insurance coverage, the Servicer shall be under no obligation to pursue any claims or to take any other action related to such coverage.”

n.	Section 4.16. Section 4.16 is hereby modified by deleting the second sentence of the sixth paragraph in its entirety.

o.	Section 4.23 Section 4.23 is hereby modified by adding to the beginning of the paragraph, the following language:

“To the extent that the Servicer has serviced the Mortgage Loans for a period of sixty (60) days,”

p.	Section 4.25. Section 4.25 is hereby deleted in its entirety and replaced with the following:

“[Reserved]”

q.	Section 5.01. Section 5.01 is hereby modified by deleting “the second Business Day following” from the first sentence of the second paragraph.

r.	Section 5.02. Section 5.02 is hereby deleted in its entirety and replaced with the following language:

“Not later than the tenth (10th) calendar day of each month, the Servicer shall furnish to the Owner (or any master servicer) a monthly cutoff file and payoff report in the form set forth in Exhibit D-1, a monthly delinquency report in the form set forth in Exhibit D-2, and a statement of expenses report in the form set forth in Exhibit D-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date.  The information required by Exhibit D-2 is limited to that which is readily available to the Servicer and is mutually agreed to by the Servicer and the Owner (or any master servicer).”

The exhibits referenced in this Section 6(r) are attached to this Agreement as Exhibit B hereto.

s.	Section 6.02, Section 6.02 is hereby modified by amending the second paragraph, after “secured by the Mortgage” in the second line, to add the following language:

“(other than as a result of modification of the Mortgage Loan or liquidation of the Mortgaged Property pursuant to the terms of this Agreement)”

t.	Section 6.04. Section 6.04 is hereby modified by

(1) deleting the references to “the Owner or any Master Servicer and Depositor” and replacing them with “the Master Servicer and the Master Servicer shall deliver to the Depositor.”; and

(2) replacing the phrase “commencing in 2007” with “commencing in 2009”

u.	Section 6.06. Section 6.06 is hereby modified by:

(1)	deleting the references to “the Owner, any Master Servicer and any Depositor” and replacing them with “the Master Servicer and the Master Servicer shall deliver to the Depositor”; and

(2) replacing the phrase “commencing in 2007” with “commencing in 2009”

v.	Section 9.01. Section 9.01 is hereby modified by:

(1) modifying Section 9.01(g)(iii) to read as follows:

“In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

(A)           any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

(B)           material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

(C)           information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

(iv)           The Servicer shall provide to the Master Servicer and the Master Servicer shall deliver to the Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer’s performance hereunder.”; and

(2)           modifying Section 9.01(k) by deleting the word “Investor” and replacing it with “party designated by the Owner”; and

(3)           modifying the last paragraph of Article IX by adding the words, “or (iii) repurchased or otherwise removed from such trust,” after the words “for any reason”.

w.	Section 10.01. Section 10.01 is hereby modified by:

(1)           replacing the word “sixty (60)” with “thirty (30)” in Section 10.01(b) and inserting the following thereafter:

“(or, in the case of any failure by the Servicer to perform its obligations under Section 6.04 or Section 6.06, ten (10))”; and

(2)           replacing the word “fifteen (15)” with “ten (10)” in Section 10.01(j).

x.	Section 11.02. Section 11.02 is hereby modified by adding the following to the end of the second paragraph therein;

“The Owner or successor servicer shall reimburse the Servicer for all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances upon the transfer of servicing to a successor servicer.”

7.           The Assignee’s address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase Agreement and Servicing Agreement is:

U.S. Bank National Association
209 S. LaSalle Street, Suite 300
Chicago, Illinois 60604
Attention: Structured Finance Trust Services, BAFC 2008-1

BAFC’s address for purposes of all notices and correspondence related to the Mortgage Loans is:

Banc of America Funding Corporation
214 North Tryon Street
Charlotte, North Carolina 28255
Attention: General Counsel and Chief Financial Officer

The Master Servicer’s address for purposes of all notices and correspondence related to the Mortgage Loans is:

LaSalle Bank National Association
135 South LaSalle Street
Mailcode: IL4-135-15-11
Chicago, Illinois 60603
Attention: LaSalle Global Trust Services - BAFC 2008-1

The Master Servicer’s electronic mail address for purposes of all notices and correspondence related to the Mortgage Loans is:

master.servicing@lasallegts.com

8.           Wells Fargo Bank shall remit all funds pursuant to the following wire instructions:

LASALLE BANK NATIONAL ASSOCIATION
ABA# 071000505
FOR CREDIT TO: LaSalle CHGO/CTR/BNF:/LaSalle Trust
FFC TO: BAFC 2008-1 # 725470.

9.           Wells Fargo Bank hereby acknowledges that LaSalle Bank National Association has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement, and therefore has the right to enforce all obligations of Wells Fargo Bank, as they relate to the Mortgage Loans, under the Servicing Agreement.  Such right will include, without limitation, the right to exercise any and all rights of the Assignor (without creating hereunder any duty to perform the obligations of Assignor or its assignees) under the Servicing Agreement to monitor and enforce the obligations of Wells Fargo Bank thereunder, the right to receive all remittances required to be made by Wells Fargo Bank under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by Wells Fargo Bank under the Servicing Agreement, the right to examine the books and records of Wells Fargo Bank, as servicer, the right to enforce all applicable indemnification obligations of Wells Fargo Bank under the Servicing Agreement, and the right to exercise any applicable rights of consent and approval relating to actions taken by Wells Fargo Bank, as servicer.

10.           Notwithstanding any provision of the Servicing Agreement to the contrary, and solely with respect to the Mortgage Loans, any Prepayment Penalties collected by Wells Fargo Bank shall be remitted to the Assignor.

11.           It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling Agreement, and (ii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust (including, without limitation, any fees, expenses or indemnities payable under the Purchase Agreement or the Servicing Agreement), or be liable for the breach or failure of any obligation, representation, warranty or covenant of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling Agreement.

[Signatures Follow]

IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.
Bank of America, National Association,
as Assignor

By:	/s/ Bruce W. Good
Name:	Bruce W. Good
Title:	Principal

U.S. Bank National Association,
as Assignee

By:	/s/ Melissa A. Rosal
Name:	Melissa A. Rosal
Title:	Vice President

Banc of America Funding Corporation

By:	/s/ Scott Evans
Name:	Scott Evans
Title:	Senior Vice President

Wells Fargo Bank, N.A., as servicer

By:	/s/ Jacalyn Priestley
Name:	Jacalyn Priestley
Title:	Vice President

Acknowledged and Agreed as
of the date first written above:

LaSalle Bank National Association, as Master Servicer

By:          /s/ Rita Lopez
Name:    Rita Lopez
Title:      Vice President

EXHIBIT A

Schedule of Mortgage Loans

[Included as part of Exhibit D to Exhibit 4.1 to the Current Report on Form 8-K pursuant to which this Assignment, Assumption and Recognition Agreement is filed.]

A-1

EXHIBIT B

Exhibit D-1: Standard File Layout – Scheduled/Scheduled
STANDARD 660 FILE FORMAT

FIELD	FIELD	Field	FIELD
NUMBER	NAME	Type	DEFINITION

1	S50YDATE	MM/DD/YY	Cutoff Date
2	CLIENT	Text(3)	WF Client Number
3	INVNUM	Text(3)	WF Investor Number
4	CATNUM	Text(3)	WF Category Number
5	POOLNUM	Text(15)	Pool Number
6	LOANNUMBER	Text(10)	WF Loan Number
7	INVLNNO	Text(10)	Investor Loan Number
8	SCHPRIN	Currency	Scheduled Principal Payment
9	SCHNETINT	Currency	Scheduled Net Interest Amount
10	CURTDATE	MM/DD/YY	Curtailment Date
11	CURTCOL	Currency	Total Curtailment Amount
12	CURTADJ	Currency	Total Curtailment Int Adjustment Amount
13	PRINDIFF	Currency	Loan Sale Difference
14	PRINADJ	Currency	Loan Sale Difference Interest Adjustment
15	CURTREMIT	Currency	Total Curtailment Remittance Amount
16	INTRATE	99.999999	Interest Rate
17	SFRATE	99.999999	Service Fee Rate
18	YIELD	99.999999	Pass Through Rate
19	PANDI	Currency	Principal and Interest Payment
20	BEGSCHPB	Currency	Beginning Scheduled Balance
21	ENDSCHPB	Currency	Ending Scheduled Balance
22	BEGPB	Currency	Beginning Principal Balance
23	ENDPB	Currency	Ending Principal Balance
24	DUEDATE	MM/DD/YY	Due Date
25	PRINCOL	Currency	Principal Collected
26	INTCOL	Currency	Interest Collected
27	SFCOL	Currency	Service Fee Collected
28	BUYDOWN	Currency	Buydown Amount

29	SCHREMIT	Currency	Schedule Principal and Net Interest Remittance Amount
30	TYPE	Text(100)	Populated if "ARM" loan
31	PIFDATEPAID	Currency	Payoff Date
32	PIFPRINPAID	Currency	Payoff Principal Paid
33	PIFNETINTPAID	Currency	Payoff Net Interest Paid
34	PIFPENALTYINTPAID	Currency	Payoff Prepayment Penalty Paid
35	PIFREMIT	Currency	Total Payoff Remitance Amount
36	PENDING	True/False	Pending Transfer Flag
37	MESSAGE	Text(100)	Messages
38	SORTABLELOANNUMBER	Text(10)	Loan Number
39	NOTES	Text(2000)	Loan Notes from Reporter
40	IntOnly	True/False	Interest Only Flag
41	SSCRAREMIT	Currency	Soldiers and Sailors Remittance Amount
42	CLAIMSREMIT	Currency	Claims Remittance Amount
43	MISCREMIT	Currency	Miscellaneous Remittance Amount
44	TOTALREMIT	Currency	Total Remittance Amount
45	PPPAMOUNT	Currency	Prepayment Penalty Calculated Amount
46	PPPWAIVED	Currency	Prepayment Penalty Waived Amount
47	PPPPAIDBYBORROWER	Currency	Prepayment Penalty Paid by the Borrower
48	PPPPAIDBYSERVICER	Currency	Prepayment Penalty Paid by the Servicer
49	MODEFFDATE	MM/DD/YY	Modification Effective Date
50	MODTYPE	Text(100)	Modification Type (See Mod Type tab)
51	ACTIONCODE	Text(100)	Action Code (See Action Code Tab)
52	REASONFORREPURCHASE	TEXT(100)	Repurchase Reason
53	ACTUALDUEDATE	MM/DD/YY	Actual Loan Due Date
54	ACTUALPRINBAL	Currency	Actual Loan Prin Bal
55	FORGIVENESSPRINCIPAL	Currency	Foregiveness Principal
56	FORGIVENESSINTEREST	Currency	Foregiveness Interest
57	FORGIVENESSESCROW	Currency	Foregiveness Escrow
58	FORGIVENESSFEES	Currency	Foregiveness Fees

Currency Max = 999,999,999.99

Calculation:
TotalRemit = SchRemt + PIFRemit + CurtRemit + SSCRARemit + ClaimsRemit + MiscRemit

Exhibit D-2 Standard File Layout – Delinquency Reporting

  *The column/header names in bold are the minimum fields LaSalle must receive from every Servicer
Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)

OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY

VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Exhibit D-2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•	ASUM- Approved Assumption

•	BAP- Borrower Assistance Program

•	CO- Charge Off

•	DIL- Deed-in-Lieu

•	FFA- Formal Forbearance Agreement

•	MOD- Loan Modification

•	PRE- Pre-Sale

•	SS- Short Sale

•	MISC- Anything else approved by the PMI or Pool Insurer

NOTE: LaSalle Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply LaSalle Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•	Mortgagor

•	Tenant

•	Unknown

•	Vacant

The Property Condition field should show the last reported condition of the property as follows:

•	Damaged

•	Excellent

•	Fair

•	Gone

•	Good

•	Poor

•	Special Hazard

•	Unknown

Exhibit D-2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit D-2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

Exhibit D-3: Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.
The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.
The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.
Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.	Complete as applicable. Required documentation:
*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.
 *  For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)
*  Other expenses -  copies of corporate advance history showing all payments
*  REO repairs > $1500 require explanation
*  REO repairs >$3000 require evidence of at least 2 bids.
*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Servicing Officer certification
*  Unusual or extraordinary items may require further documentation.
13.	The total of lines 1 through 12.

Credits:
14-21.	Complete as applicable. Required documentation:
* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.
*  Copy of EOB for any MI or gov't guarantee
*  All other credits need to be clearly defined on the 332 form

22.	The total of lines 14 through 21.

Please Note:	For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

Prepared by:  __________________                                                                                                Date:  _______________

Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

LASALLE BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________
Property Address: _________________________________________________________

Liquidation Type:  REO Sale                                   3rd Party Sale               Short Sale                             Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown                       Yes                                                  No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)      Actual Unpaid Principal Balance of Mortgage Loan                            $ _______________    (1)
(2)           Interest accrued at Net Rate                                                                   _______________    (2)
(3)           Accrued Servicing Fees                                                                          _______________    (3)
(4)           Attorney's Fees                                                                                        _______________    (4)
(5)           Taxes (see page 2)                                                                                    _______________    (5)
(6)           Property Maintenance                                                                             _______________    (6)
(7)           MI/Hazard Insurance Premiums (see page 2)                                       _______________    (7)
(8)           Utility Expenses                                                                                        _______________    (8)
(9)           Appraisal/BPO                                                                                          _______________    (9)
(10)           Property Inspections                                                                             _______________    (10)
(11)           FC Costs/Other Legal Expenses                                                           ______________      (11)
(12)           Other (itemize)                                                                                         _______________   (12)
    Cash for Keys__________________________                   _______________   (12)
    HOA/Condo Fees_______________________                   _______________    (12)
    ______________________________________               _______________     (12)

    Total Expenses                                                                            $ _______________    (13)

Credits:
(14)           Escrow Balance                                                                                     $ _______________    (14)
(15)           HIP Refund                                                                                        _______________    (15)
(16)           Rental Receipts                                                                                         _______________    (16)
(17)           Hazard Loss Proceeds                                                                              _______________    (17)
(18)           Primary Mortgage Insurance / Gov’t Insurance                                   _______________    (18a)
HUD Part A

    ________________           (18b)
HUD Part B
(19)           Pool Insurance Proceeds                                                       ________________    (19)
(20)           Proceeds from Sale of Acquired Property                                   ________________    (20)
(21)           Other (itemize)                                                                                  ________________    (21)
_________________________________________                      ________________    (21)

Total Credits                                                                                    $________________           (22)

Total Realized Loss (or Amount of Gain)                                                   $________________    (23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

APPENDIX I

Servicing Agreement

[Included as Exhibits 10.2(A) and 10.2(B) to the Current Report on Form 8-K pursuant to which this Assignment, Assumption and Recognition Agreement is filed.]